Consolidated Balance Sheets (parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets
Held-to-maturity Securities, Fair Value	$ 177	$ 179
Allowance for loan losses	$ 5,458	$ 5,616
Common Stock, Par or Stated Value Per Share	$ 0.1	$ 0.1
Common Stock, Shares Authorized	10,000,000	10,000,000
Common Stock, Shares, Issued	3,371,866	2,840,872
Treasury Stock, Shares	87,370	72,068